CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$393,000,000]

Loan Group 2 Senior Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1.

FICO & Documentation

FICO & Documentation	Full Doc	Reduced Doc	Stated Stated	No Doc	All Docs	WAC	Avg Balance	Original LTV	Interest Only	Silent Second
451 - 500	0.0	0.0	0.1	0.0	0.1	8.58	165,101	80.0	0.0	0.0
501 - 550	8.8	0.9	3.1	0.1	12.9	8.10	152,206	74.3	0.0	0.4
551 - 600	15.3	2.2	4.1	0.1	21.6	7.57	166,520	79.5	0.4	3.2
601 - 650	21.6	5.0	8.2	0.2	34.9	7.11	183,132	81.3	6.0	13.2
651 - 700	7.5	5.8	6.0	0.5	19.7	6.90	212,314	82.6	6.2	9.7
701 - 750	3.2	2.6	2.1	0.1	7.9	6.86	203,521	81.7	1.5	3.1
751 - 800	0.9	1.0	0.5	0.3	2.7	6.86	234,675	82.2	0.1	1.3
801 - 850	0.2	0.0	0.1	0.0	0.2	6.93	219,577	82.0	0.0	0.1
Total:	57.4	17.4	24.0	1.3	100.0	7.27	181,962	80.3	14.3	30.9

2.

Original LTV and FICO

Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.1	0.0
30.001 - 40.000	0.0	0.0	0.0	0.1	0.1	0.3	0.0	0.1	0.1
40.001 - 50.000	0.0	0.0	0.0	0.3	0.2	0.3	0.0	0.2	0.0
50.001 - 60.000	0.0	0.0	0.0	0.7	0.6	0.6	0.3	0.0	0.0
60.001 - 70.000	0.0	0.0	0.0	2.8	2.8	2.0	0.8	0.3	0.1
70-001 - 80.000	0.0	0.0	0.1	6.9	8.4	19.2	11.5	4.2	1.7
80.001 - 90.000	0.0	0.0	0.0	2.0	8.5	8.8	4.2	1.9	0.5
90.001 95.000	0.0	0.0	0.0	0.0	0.5	2.4	2.1	0.8	0.2
95.001 - 100.000	0.0	0.0	0.0	0.0	0.3	1.3	0.6	0.4	0.1
Total:	0.0	0.0	0.1	12.9	21.6	34.9	19.7	7.9	2.7

Original LTV and FICO	801 - 850	Total	Avg Balance	WAC	Margin	Reduced Doc	Stated Stated	Interest Only
10.001 - 20.000	0.0	0.0	103,730	6.75	6.50	0.0	0.0	0.0
20.001 - 30.000	0.0	0.2	184,234	6.85	6.29	0.0	0.1	0.0
30.001 - 40.000	0.0	0.7	189,859	6.56	5.65	0.0	0.4	0.2
40.001 - 50.000	0.0	1.0	142,205	7.26	6.62	0.0	0.3	0.0
50.001 - 60.000	0.0	2.2	175,216	7.16	6.13	0.4	0.9	0.1
60.001 - 70.000	0.0	8.9	195,541	7.28	6.34	1.4	2.4	0.3
70-001 - 80.000	0.1	52.0	188,271	7.05	6.22	11.5	13.5	8.4
80.001 - 90.000	0.1	26.0	193,024	7.33	6.40	2.6	4.4	3.9
90.001 95.000	0.0	6.1	195,671	7.79	6.39	1.2	1.1	1.4
95.001 - 100.000	0.0	2.8	75,025	9.89	7.02	0.3	0.8	0.1
Total:	0.2	100.0	181,962	7.27	6.30	17.4	24.0	14.3

3.

Balance and FICO

Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
1 - 50,000	0.0	0.0	0.0	0.2	0.3	0.4	0.2	0.1	0.0
50,001 - 100,000	0.0	0.0	0.0	2.2	2.9	4.0	1.6	0.8	0.1
100,001 - 150,000	0.0	0.0	0.0	2.4	4.3	6.0	2.9	1.0	0.3
150,001 - 200,000	0.0	0.0	0.0	2.2	3.2	4.4	2.2	1.0	0.3
200,001 - 250,000	0.0	0.0	0.0	1.6	1.4	2.3	0.9	0.5	0.0
250,001 - 300,000	0.0	0.0	0.0	0.8	0.9	1.2	0.3	0.3	0.1
300,001 - 350,000	0.0	0.0	0.0	0.7	1.8	2.8	1.3	0.4	0.4
350,001 - 400,000	0.0	0.0	0.0	1.1	3.3	4.2	2.8	1.3	0.4
400,001 - 450,000	0.0	0.0	0.0	0.6	0.9	2.5	2.5	0.5	0.2
450,001 - 500,000	0.0	0.0	0.0	0.4	1.1	2.5	2.6	0.5	0.2
500,001 - 550,000	0.0	0.0	0.0	0.1	0.8	1.2	1.2	0.2	0.0
550,001 - 600,000	0.0	0.0	0.0	0.0	0.3	1.5	0.4	0.5	0.3
600,001 - 650,000	0.0	0.0	0.0	0.3	0.1	0.8	0.6	0.3	0.0
650,001 - 700,000	0.0	0.0	0.0	0.0	0.2	0.2	0.2	0.0	0.0
700,001 - 750,000	0.0	0.0	0.0	0.2	0.2	0.6	0.2	0.5	0.2
750,001 - 800,000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2
900,001 >=	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.0
Total:	0.0	0.0	0.0	12.9	21.6	34.9	19.7	7.9	2.7

Balance and FICO	801 - 850	Total	Original LTV	WAC	Margin	Reduced Doc	Stated Stated	Interest Only
1 - 50,000	0.0	1.3	85.4	9.88	7.63	0.1	0.3	0.0
50,001 - 100,000	0.0	11.6	80.9	8.21	7.00	1.4	2.0	0.0
100,001 - 150,000	0.0	16.9	80.8	7.52	6.52	2.6	2.6	0.3
150,001 - 200,000	0.0	13.4	79.5	7.36	6.44	2.5	2.4	0.3
200,001 - 250,000	0.0	6.7	80.0	7.36	6.37	0.8	1.8	0.1
250,001 - 300,000	0.0	3.8	79.5	7.13	6.20	0.6	1.0	0.1
300,001 - 350,000	0.1	7.4	79.1	7.03	6.31	1.6	2.6	1.0
350,001 - 400,000	0.0	13.1	80.8	6.88	6.09	2.4	3.9	3.5
400,001 - 450,000	0.1	7.3	81.5	6.74	5.83	1.8	2.5	2.7
450,001 - 500,000	0.0	7.4	80.1	6.77	5.91	1.3	2.5	2.6
500,001 - 550,000	0.0	3.5	82.0	6.75	6.02	0.4	0.5	1.4
550,001 - 600,000	0.0	3.0	78.8	6.84	6.15	0.9	0.8	1.0
600,001 - 650,000	0.0	2.1	79.0	6.67	5.77	0.4	0.6	0.7
650,001 - 700,000	0.0	0.5	83.4	7.52	6.17	0.3	0.0	0.2
700,001 - 750,000	0.0	1.8	77.2	6.70	5.82	0.2	0.7	0.5
750,001 - 800,000	0.0	0.2	80.0	7.88	7.38	0.0	0.0	0.0
900,001 >=	0.0	0.2	69.9	6.49	5.75	0.2	0.0	0.0
Total:	0.2	100.0	80.3	7.27	6.30	17.4	24.0	14.3

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

4.

Penalty and FICO

Penalty and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
0	0.0	0.0	0.0	3.2	4.2	5.2	2.3	1.8	0.8
12	0.0	0.0	0.0	0.4	1.2	0.9	0.6	0.4	0.0
21	0.0	0.0	0.0	0.0	0.5	1.1	2.0	0.4	0.1
24	0.0	0.0	0.0	7.2	10.8	19.0	9.1	3.4	1.1
30	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
33	0.0	0.0	0.0	0.0	0.0	0.1	0.2	0.0	0.0
36	0.0	0.0	0.0	2.0	4.8	8.3	5.4	1.8	0.6
60	0.0	0.0	0.0	0.1	0.1	0.2	0.0	0.1	0.1
Total:	0.0	0.0	0.1	12.9	21.6	34.9	19.7	7.9	2.7

Penalty and FICO	801 - 850	Total	Original LTV	WAC	Margin	Avg Balance	Reduced Doc	Stated Stated
0	0.2	17.7	79.1	7.67	6.53	166,460.00	2.5	4.2
12	0.0	3.5	79.3	7.39	6.70	188,513.00	0.7	1.1
21	0.0	4.1	81.6	6.55	6.06	456,208.00	1.2	0.3
24	0.0	50.6	81.6	7.25	6.22	187,195.00	10.4	12.5
30	0.0	0.0	80.0	7.30	7.44	184,892.00	0.0	0.0
33	0.0	0.3	85.1	6.70	6.06	498,000.00	0.1	0.0
36	0.1	23.0	78.5	7.12	6.28	166,677.00	2.4	5.7
60	0.0	0.6	79.8	7.56	9.16	101,645.00	0.0	0.1
Total:	0.2	100.0	80.3	7.27	6.30	181,962.00	17.4	24.0

5.

Mortgage Rates & FICO

Mortgage Rates & FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
4.501 - 5.000	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.0
5.001 - 5.500	0.0	0.0	0.0	0.0	0.0	1.1	0.3	0.7	0.3
5.501 - 6.000	0.0	0.0	0.0	0.1	0.3	3.1	2.4	1.0	0.4
6.001 - 6.500	0.0	0.0	0.0	0.3	3.0	6.7	5.5	1.3	0.4
6.501 - 7.000	0.0	0.0	0.0	1.3	4.0	8.6	4.5	2.1	0.7
7.001 - 7.500	0.0	0.0	0.0	1.9	4.3	6.8	3.3	0.8	0.3
7.501 - 8.000	0.0	0.0	0.0	3.2	4.7	4.0	1.8	1.0	0.4
8.001 - 8.500	0.0	0.0	0.0	2.4	2.1	1.7	0.8	0.4	0.0
8.501 - 9.000	0.0	0.0	0.1	2.1	1.5	1.1	0.5	0.4	0.2
9.001 - 9.500	0.0	0.0	0.0	0.6	0.7	0.3	0.3	0.1	0.0
9.501 - 10.000	0.0	0.0	0.0	0.8	0.5	0.2	0.1	0.1	0.0
10.001 - 10.500	0.0	0.0	0.0	0.2	0.2	0.1	0.2	0.1	0.0
10.501 - 11.000	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0
11.001 - 11.500	0.0	0.0	0.0	0.0	0.1	0.4	0.0	0.0	0.0
11.501 - 12.000	0.0	0.0	0.0	0.0	0.1	0.3	0.0	0.0	0.0
12.001 - 12.500	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0
12.501 - 13.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
13.501 - 14.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total:	0.0	0.0	0.1	12.9	21.6	34.9	19.7	7.9	2.7

Mortgage Rates & FICO	801 - 850	Total	Original LTV	WAC	Margin	Avg Balance	Reduced Doc	Stated Stated
4.501 - 5.000	0.0	0.3	72.9	4.80	4.29	373,717	0.0	0.0
5.001 - 5.500	0.0	2.4	75.8	5.37	5.15	408,388	0.2	0.6
5.501 - 6.000	0.0	7.2	79.8	5.82	5.42	304,876	1.0	1.0
6.001 - 6.500	0.0	17.0	78.9	6.33	5.77	259,941	2.4	3.6
6.501 - 7.000	0.0	21.3	79.4	6.80	6.07	215,477	5.2	5.2
7.001 - 7.500	0.1	17.4	80.2	7.29	6.37	181,087	3.9	4.6
7.501 - 8.000	0.1	15.2	80.8	7.78	6.60	173,168	2.1	4.1
8.001 - 8.500	0.0	7.4	80.5	8.31	7.12	140,311	1.5	1.5
8.501 - 9.000	0.0	5.8	82.7	8.75	7.35	137,845	0.5	1.4
9.001 - 9.500	0.0	1.9	85.3	9.22	7.79	106,951	0.2	0.5
9.501 - 10.000	0.0	1.6	82.1	9.80	7.96	85,695	0.2	0.3
10.001 - 10.500	0.0	0.8	90.9	10.26	8.77	79,504	0.1	0.3
10.501 - 11.000	0.0	0.5	89.0	10.78	9.80	57,361	0.0	0.1
11.001 - 11.500	0.0	0.6	95.5	11.37	11.10	53,550	0.0	0.2
11.501 - 12.000	0.0	0.5	96.9	11.75	10.05	57,359	0.0	0.3
12.001 - 12.500	0.0	0.1	99.7	12.30	0.00	60,818	0.0	0.1
12.501 - 13.000	0.0	0.1	88.1	12.73	7.63	80,236	0.0	0.0
13.501 - 14.000	0.0	0.0	90.0	13.89	0.00	16,544	0.0	0.0
Total:	0.2	100.0	80.3	7.27	6.30	181,962	17.4	24.0

6.

Mortgage Rates & LTV

Mortgage Rates & LTV	LTV <= 70	70.01-80	80.01-90	90.01-95	95.01-100	LTV > 100	Total
4.501 - 5.000	0.1	0.1	0.0	0.0	0.0	0.0	0.2
5.001 - 5.500	0.4	1.3	0.6	0.1	0.0	0.0	2.4
5.501 - 6.000	0.8	4.2	2.0	0.2	0.0	0.0	7.2
6.001 - 6.500	2.5	10.0	4.0	0.5	0.0	0.0	17.0
6.501 - 7.000	2.6	13.1	4.8	0.8	0.0	0.0	21.3
7.001 - 7.500	2.1	9.6	4.4	1.1	0.1	0.0	17.4
7.501 - 8.000	2.0	7.4	4.4	1.1	0.3	0.0	15.2
8.001 - 8.500	1.3	3.1	2.1	0.8	0.3	0.0	7.4
8.501 - 9.000	0.7	2.0	2.1	0.8	0.2	0.0	5.8
9.001 - 9.500	0.1	0.5	0.8	0.2	0.2	0.0	1.9
9.501 - 10.000	0.3	0.5	0.5	0.1	0.2	0.0	1.6
10.001 - 10.500	0.1	0.1	0.1	0.1	0.3	0.0	0.8
10.501 - 11.000	0.0	0.1	0.1	0.0	0.2	0.0	0.5
11.001 - 11.500	0.0	0.0	0.0	0.1	0.4	0.0	0.6
11.501 - 12.000	0.0	0.0	0.0	0.1	0.4	0.0	0.5
12.001 - 12.500	0.0	0.0	0.0	0.0	0.1	0.0	0.1
12.501 - 13.000	0.0	0.0	0.0	0.0	0.0	0.0	0.1
13.501 - 14.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total:	13.1	52.0	26.0	6.1	2.8	0.0	100.0

Mortgage Rates & LTV	FICO	Margin	Avg Balance	Reduced Doc	Stated Stated	Interest Only	Silent Second
4.501 - 5.000	663	4.29	373,717	0.0	0.0	0.1	0.0
5.001 - 5.500	672	5.15	408,388	0.2	0.6	1.1	0.4
5.501 - 6.000	658	5.42	304,876	1.0	1.0	2.8	3.1
6.001 - 6.500	642	5.77	259,941	2.4	3.6	4.1	6.7
6.501 - 7.000	635	6.07	215,477	5.2	5.2	3.3	7.9
7.001 - 7.500	621	6.37	181,087	3.9	4.6	1.9	5.5
7.501 - 8.000	605	6.60	173,168	2.1	4.1	0.4	4.1
8.001 - 8.500	591	7.12	140,311	1.5	1.5	0.3	1.8
8.501 - 9.000	592	7.35	137,845	0.5	1.4	0.2	0.9
9.001 - 9.500	587	7.79	106,951	0.2	0.5	0.0	0.1
9.501 - 10.000	568	7.96	85,695	0.2	0.3	0.0	0.2
10.001 - 10.500	617	8.77	79,504	0.1	0.3	0.0	0.1
10.501 - 11.000	589	9.80	57,361	0.0	0.1	0.0	0.1
11.001 - 11.500	610	11.10	53,550	0.0	0.2	0.0	0.0
11.501 - 12.000	617	10.05	57,359	0.0	0.3	0.0	0.0
12.001 - 12.500	621	0.00	60,818	0.0	0.1	0.0	0.0
12.501 - 13.000	582	7.63	80,236	0.0	0.0	0.0	0.0
13.501 - 14.000	625	0.00	16,544	0.0	0.0	0.0	0.0
Total:	624	6.30	181,962	17.4	24.0	14.3	30.9